SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported)    October 3, 2003

SUNLINK HEALTH SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Ohio	1-12607	31-0621189

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

900 Circle 75 Parkway, Suite 1300, Atlanta, Georgia	30339

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code     (770) 933-7000

N/A

(Former name or former address, if changed since last report)

SunLink Health Systems, Inc. (the “Company”), hereby amends Item 7 of its Current Report on Form 8-K dated October 16, 2003 to include the financial statement information indicated in Item 7 below. The original October 16, 2003 filing of the Form 8-K described the acquisition of HealthMont, Inc. (“HealthMont”).

Item 7. Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired. The audited financial statements for HealthMont as of and for the six months ended September 30, 2003 are hereby filed as part of this Report on Form 8-K/A and are included in Exhibit 99.1.

(b)	Proforma Financial Information. The unaudited proforma condensed combined financial information prepared for the fiscal year ended June 30, 2003 and as of and for the three months ended September 30, 2003, are hereby filed as part of this Report on form 8-K/A and are included in Exhibit 99.2.

(c)	Exhibits:

23.1	Consent of Deloitte & Touche, LLP

99.1	Independent Auditors Report and Financial Statements of HealthMont.

99.2	Unaudited Proforma Condensed Combined Statements of SunLink Health Systems, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K/A to be signed on its behalf by the undersigned hereunto duly authorized.

SUNLINK HEALTH SYSTEMS, INC.

By:	/s/ Mark J. Stockslager

Mark J. Stockslager
Principal Accounting Officer

Dated: December 17, 2003

EXHIBIT INDEX

23.1	Consent of Deloitte & Touche, LLP

99.1	Independent Auditors Report and Financial Statements of HealthMont.

99.2	Unaudited Proforma Condensed Combined Statements of SunLink Health Systems, Inc.